UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22040

MLP & Strategic Equity Fund Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Semi-Annual Report

May 31, 2012

MLP & Strategic
Equity Fund Inc.

MTP

Nuveen Energy MLP Total
Return Fund

JMF

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Price Information	9

Performance Overviews	11

Portfolios of Investments	13

Statement of Assets & Liabilities	17

Statement of Operations	18

Statement of Changes in Net Assets	19

Statement of Cash Flows	20

Financial Highlights	22

Notes to Financial Statements	24

Annual Investment Management Agreement Approval Process	33

Reinvest Automatically, Easily and Conveniently	42

Glossary of Terms Used in this Report	44

Additional Fund Information	47

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Robert P. Bremner
Chairman of the Board
July 20, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

MLP & Strategic Equity Fund (MTP)
Nuveen Energy MLP Total Return Fund (JMF)

The Funds' investment adviser is Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments. Each Fund's portfolio is managed by FAMCO MLP, a division of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Chief Investment Officer at FAMCO MLP, and Quinn T. Kiley, Senior Portfolio Manager, co-manage the Funds. Collectively, the team has over 25 years of experience managing Master Limited Partnerships (MLPs). Here they discuss their investment strategies and the performance of the Funds for the six-month period ended May 31, 2012.

How was the general market environment for Master Limited Partnerships (MLPs)?

During the reporting period, the MLP market experienced contradictory influences. While the development of unconventional oil and gas reserves gained momentum, risk aversion in the markets hurt the performance of MLP securities. Despite this risk aversion, MLPs were able to raise almost $18 billion in new equity during the reporting period. Compared to the total equity raised in calendar year 2011 of $20.8 billion, this is a significant amount and reflects two factors in the market: 1) MLPs have significant growth potential, and this new equity will fund acquisition and organic projects that should fuel distributions in the near term; and 2) the supply of new equity likely overwhelmed the inherent natural demand for MLP equity and affected performance for MLPs during the period. While this level of access to capital should ultimately be positive for MLPs, we are mindful that inexpensive capital can lower future returns if management teams overpay for new assets.

As mentioned in the previous shareholder report, a primary issue for MLPs has been the possibility of broad tax reform given governmental fiscal issues. Investor concern that such reform might negatively affect MLP tax treatment has impacted the MLP market. However, a recently proposed bill would expand the application of the MLP model to renewable energy. This development could be positive for the asset class.

What strategies were used to manage the Funds during this reporting period?

MTP's investment objective remained unchanged—to provide a high level of after-tax total return. We attempt to achieve this by investing in a diversified portfolio of publicly traded MLPs with attractive yields and growth profiles operating primarily in the energy

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

***  Since inception returns for MTP and its comparative indexes are from 6/29/07. Since inception returns for JMF and its comparative indexes are from 2/23/11.

infrastructure sector of the market. An important focus has been to limit the portfolio's exposure to those securities we deem low quality. The diversified nature of the MTP portfolio makes its weightings and positions different from the benchmark Alerian MLP Index, while exposing the investors to similar underlying fundamentals.

JMF continues to invest in publicly traded MLPs operating primarily in the energy sector with the main objective of providing a tax-advantaged total return. During the reporting period, the Fund also sought higher yielding MLPs with the goal of earning and growing the Fund's distribution to shareholders.

We maintained our preference for holding MLPs that own pipelines and other infrastructure facilities. This comes from our belief in expected growth of production from nonconventional oil and gas reserves throughout the U.S. This potential increase in production from new regions could result in the need for higher utilization rates of existing infrastructure and the need for new pipelines as well. We believe this environment is supportive of MLP cash flows and valuations. Distribution growth has always been an important factor in MLP valuations, and we believe a potential increase in mergers and acquisition activity could drive some of this distribution growth to investors. We continued to position the portfolio to take advantage of these types of industry fundamentals and trends, with a primary goal of earning our distribution while seeking capital appreciation.

How did the Funds perform during this six-month period ending May 31, 2012?

Returns for the Funds, as well as for comparative indexes, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*

For periods ended 5/31/12

Fund	6-Month	1-Year	Since Inception***
MTP	-0.27%	1.79%	4.32%
Alerian MLP Index**	2.01%	5.54%	9.39%
S&P 500 Index**	6.23%	-0.41%	-0.63%
JMF	-2.25%	-3.02%	-5.47%
Alerian MLP Index**	2.01%	5.54%	3.94%
S&P 500 Index**	6.23%	-0.41%	2.67%

For the six month period ending May 31, 2012, the Funds' portfolios underperformed the Alerian MLP Index. This underperformance was generally attributable to two factors. The first factor was weak performance of commodity sensitive sectors in which the portfolios were invested. The sectors composed of MLPs that primarily produce oil, natural gas and coal posted negative returns for the period. A second factor that negatively impacted performance was the Funds' underweight positions in the largest MLPs in the Alerian MLP Index. MTP is a diversified fund and therefore has limitations on position sizes that are five percent and greater. Risk management of JMF's portfolio limits position sizes to no more than 10% of the portfolio. The largest Alerian MLP Index constituent, Enterprise Products Partners L.P., is over 15% of the index. As a result of these constraints, both

Nuveen Investments

Funds were underweight this large constituent, which dramatically outperformed the Alerian MLP Index.

As JMF's portfolio produced negative returns during the period, the Fund's leverage negatively impacted performance. Given the relatively low cost of the credit facility, the leverage allowed the portfolio to pay out a higher distribution than it would have been capable of without the credit facility.

FUND REORGANIZATIONS

During the current fiscal period, the Board of Directors/Trustees of the Nuveen closed-end funds approved the reorganization of MTP into JMF. At a special meeting of shareholders on July 12, 2012, (following the end of this reporting period) shareholders of JMF approved the reorganization. A special meeting of shareholders for MTP for purpose of voting on the reorganization is scheduled for August 2, 2012. If the reorganization is approved by shareholders of MTP, it will occur on or around August 15, 2012.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. The following risks are listed in order of priority.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Funds' investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that may apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance as to the percentage of a Fund's distributions that will qualify as tax-advantaged dividends.

Price Risk. This refers to the fact that shares of closed-end investment companies like the Funds have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Funds cannot predict whether the common shares will trade at, above or below net asset value.

Energy Sector Risk. Because the Funds invest primarily in energy sector MLPs, concentration in this sector may present more risks than if the Funds were invested in numerous sectors of the economy.

MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a

Nuveen Investments

corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk. The Fund is able to invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. A nondiversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Nuveen Investments

Share Distribution
and Price Information

Distribution Information

The following information regarding your Fund's distributions is current as of May 31, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

The quarterly distribution to shareholders for both MTP and JMF remained stable during the six-month reporting period.

The Funds' quarterly distributions are set pursuant to a managed distribution program. Under that program, the Funds may source their distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from a Fund's investments in shares of energy Master Limited Partnerships (MLPs), less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since each Fund is taxed as an ordinary "C" corporation). Currently, the Funds intend to distribute substantially all of their net distributable cash flow received without sourcing incremental amounts from other components. For additional information regarding the managed distribution program please visit the distribution section of each Fund's website at www.nuveen.com.

For purposes of determining the income tax characterization of each Fund's distributions, amounts in excess of each Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, a Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP that exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of a Fund's income tax basis in that MLP.

Nuveen Investments

The following table provides estimated information regarding each Fund's distributions and actual total return performance for the six months ended May 31, 2012. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of May 31, 2012	MTP	JMF
Inception date	6/29/07	2/23/11
Six months ended May 31, 2012
Per share distribution:
From net investment income	$0.47	$—
Return of capital	—	0.63
Total per share distribution	$0.47	$0.63
Annualized distribution rate on NAV	5.44%	7.76%
Average annual total returns:
Six-Month (Cumulative) on NAV	-0.27%	-2.25%
1-Year on NAV	1.79%	-3.02%
Since inception on NAV	4.32%	-5.47%

Price Information

The Funds have not repurchased any of their outstanding shares since the inception of their repurchase programs.

As of May 31, 2012, and during the six-month reporting period, the Funds' share prices were trading at (+) premiums or (-) discounts to their NAVs as shown in the accompanying table.

Fund	5/31/12 (+)Premium/(-)Discount	Six-Month Average (+)Premium/(-)Discount
MTP	(-)5.96%	(-)6.08%
JMF	(+)3.94%	(+)0.17%

Nuveen Investments

MTP

Performance

OVERVIEW

MLP & Strategic Equity Fund Inc.

  as of May 31, 2012

Portfolio Allocation (as a % of total investments)2

2011-2012 Quarterly Dividends Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding short-term investments.

Fund Snapshot

Share Price	$16.24
Net Asset Value (NAV)	$17.27
Premium/(Discount) to NAV	-5.96%
Current Distribution Rate[1]	5.84%
Net Assets ($000)	$255,804

Average Annual Total Returns

(Inception 6/29/07)

	On Share Price	On NAV
6-Month (Cumulative)	3.31%	-0.27%
1-Year	-0.50%	1.79%
Since Inception	2.27%	4.32%

Portfolio Composition

(as a % of total investments)2

Oil, Gas & Consumable Fuels	99.4%
Energy Equipment & Services	0.5%
Short-Term Investments	0.1%

Ten Largest Master Limited
Partnerships & MLP Affiliates
Holdings

(as a % of total investments)2, 3

Energy Transfer Equity LP	8.2%
Enterprise Products Partners LP	6.0%
Kinder Morgan Management LLC	5.5%
Plains All American Pipeline LP	5.4%
Western Gas Partners LP	5.1%
Williams Partners LP	4.9%
ONEOK Partners LP	4.8%
Targa Resources Partners LP	4.7%
DCP Midstream Partners LP	4.4%
Copano Energy LLC	3.5%

Nuveen Investments

Fund Snapshot

Share Price	$16.88
Net Asset Value (NAV)	$16.24
Premium/(Discount) to NAV	3.94%
Current Distribution Rate[1]	7.49%
Net Assets Applicable to Common Shares ($000)	$386,513

Leverage

Regulatory Leverage	29.28%
Effective Leverage	29.28%

Average Annual Total Returns

(Inception 2/23/11)

	On Share Price	On NAV
6-Month (Cumulative)	4.92%	-2.25%
1-Year	-1.20%	-3.02%
Since Inception	-6.04%	-5.47%

Portfolio Composition

(as a % of total investments)2

Oil, Gas & Consumable Fuels	98.1%
Energy Equipment & Services	1.6%
Short-Term Investments	0.3%

Ten Largest Master Limited
Partnerships & MLP Affiliates
Holdings

(as a % of total investments)2, 3

Plains All American Pipeline LP	9.3%
Kinder Morgan Management LLC	9.2%
Enterprise Products Partners LP	8.2%
Energy Transfer Equity LP	7.6%
Enbridge Energy Partners LP	7.4%
Regency Energy Partners LP	5.2%
Williams Partners LP	5.1%
Genesis Energy LP	5.0%
DCP Midstream Partners LP	5.0%
Copano Energy LLC	4.0%

JMF

Performance

OVERVIEW

Nuveen Energy MLP Total Return Fund

  as of May 31, 2012

Portfolio Allocation (as a % of total investments)2

2011-2012 Quarterly Dividends Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding short-term investments.

Nuveen Investments

MTP

MLP & Strategic Equity Fund Inc.

Portfolio of INVESTMENTS

  May 31, 2012 (Unaudited)

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 110.0% (99.9% of Total Investments)
	Energy Equipment & Services – 0.5% (0.5% of Total Investments)
65,616	Exterran Partners LP	$1,294,604
	Oil, Gas & Consumable Fuels – 109.5% (99.4% of Total Investments)
54,300	Alliance Holding GP LP	2,257,251
69,296	Alliance Resource Partners LP	3,950,565
21,100	American Midstream Partners LP	416,514
87,700	BreitBurn Energy Partners LP	1,455,820
136,069	Buckeye Partners LP, Class B Shares, (2), (3), (4)	6,035,543
45,300	Chesapeake Midstream Partners LP	1,133,859
368,475	Copano Energy LLC	9,875,130
133,188	Crestwood Midstream Partners LP, Class C Shares, (2), (3), (4)	3,251,896
317,182	DCP Midstream Partners LP	12,474,768
170,400	El Paso Pipeline Partners LP	5,590,824
259,692	Enbridge Energy Management LLC, (3)	8,099,794
201,438	Enbridge Energy Partners LP	5,890,047
631,457	Energy Transfer Equity LP	22,940,831
348,364	Enterprise Products Partners LP	16,986,229
122,690	EV Energy Partners LP	6,291,543
106,039	Genesis Energy LP	3,050,742
105,695	Holly Energy Partners LP	5,979,166
484,175	Inergy LP	8,293,918
244,020	Inergy Midstream LP	5,087,817
218,324	Kinder Morgan Management LLC, (3)	15,507,554
34,960	LRR Energy LP	506,570
125,898	Magellan Midstream Partners LP	8,663,041
196,800	MarkWest Energy Partners LP	9,434,592
23,400	Natural Resource Partners LP	536,796
10,000	NGL Energy Partners LP	232,200
150,800	NuStar GP Holdings LLC	4,809,012
249,706	ONEOK Partners LP	13,633,948
15,800	Oxford Resource Partners LP	121,344
27,603	Pioneer Southwest Energy Partners LP	708,845
194,474	Plains All American Pipeline LP	15,272,043
355,263	Regency Energy Partners LP	7,645,260
184,801	Spectra Energy Partners LP	5,760,247
227,310	Sunoco Logistics Partners LP	7,655,801
340,625	Targa Resources Partners LP	13,359,313
144,999	TC PipeLines LP	5,944,959
293,344	Teekay Offshore Partners LP	9,233,629
118,426	TransMontaigne Partners LP	3,735,156
326,420	Western Gas Partners LP	14,391,858
261,122	Williams Partners LP	13,813,354
	Total Oil, Gas & Consumable Fuels	280,027,779
	Total Master Limited Partnerships & MLP Affiliates (cost $212,836,879)	281,322,383

Nuveen Investments

MTP

MLP & Strategic Equity Fund Inc. (continued)

Portfolio of INVESTMENTS May 31, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments — 0.1% (0.1% of Total Investments)
$335	Repurchase Agreement with State Street Bank, dated 5/31/12, repurchase price $335,150, collateralized by $310,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $345,017	0.010%	6/01/12	$335,150
	Total Short-Term Investments (cost $335,150)			335,150
	Total Investments (cost $213,172,029) – 110.1%			281,657,533
	Other Assets Less Liabilities – (10.1)%			(25,853,825)
	Net Assets – 100%			$255,803,708

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

  (2)  For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliates categorized as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.

  (3)  Distributions are paid in-kind.

  (4)  Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund

Portfolio of INVESTMENTS

  May 31, 2012 (Unaudited)

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 141.2% (99.7% of Total Investments)
	Energy Equipment & Services – 2.2% (1.6% of Total Investments)
427,695	Exterran Partners LP	$8,438,422
	Oil, Gas & Consumable Fuels — 139.0% (98.1% of Total Investments)
114,000	Alliance Holding GP LP	4,738,980
145,450	American Midstream Partners LP	2,871,183
295,000	BreitBurn Energy Partners LP	4,897,000
253,779	Buckeye Partners LP, Class B Shares, (2), (3), (4)	11,256,746
811,220	Copano Energy LLC	21,740,696
691,850	DCP Midstream Partners LP	27,210,461
316,375	El Paso Pipeline Partners LP	10,380,264
1,372,540	Enbridge Energy Partners LP	40,133,070
1,148,150	Energy Transfer Equity LP	41,712,290
912,865	Enterprise Products Partners LP	44,511,297
237,550	EV Energy Partners LP	12,181,564
956,665	Genesis Energy LP	27,523,252
942,455	Inergy LP	16,144,254
447,020	Inergy Midstream LP	9,320,367
708,411	Kinder Morgan Management LLC, (3)	50,318,433
64,880	LRR Energy LP	940,111
372,000	NGL Energy Partners LP	8,637,840
333,300	NuStar GP Holdings LLC	10,628,937
693,815	Oxford Resource Partners LP	5,328,499
649,265	Plains All American Pipeline LP	50,986,779
1,309,505	Regency Energy Partners LP	28,180,548
363,175	Spectra Energy Partners LP	11,320,165
471,550	Targa Resources Partners LP	18,494,191
384,970	TC PipeLines LP	15,783,770
576,335	Teekay Offshore Partners LP	15,964,480
162,660	TransMontaigne Partners LP	5,130,296
300,000	Western Gas Partners LP	13,227,000
523,680	Williams Partners LP	27,702,672
	Total Oil, Gas & Consumable Fuels	537,265,145
	Total Master Limited Partnerships & MLP Affiliates (cost $544,124,747)	545,703,567

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund (continued)

Portfolio of INVESTMENTS May 31, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.5% (0.3% of Total Investments)
$1,833	Repurchase Agreement with State Street Bank, dated 5/31/12, repurchase price $1,833,191, collateralized by $1,685,000 U.S. Treasury Notes, 2.625%, due 8/15/20, value $1,875,333	0.010%	6/01/12	$1,833,190
	Total Short-Term Investments (cost $1,833,190)			1,833,190
	Total Investments (cost $545,957,937) – 141.7%			547,536,757
	Borrowings – (41.4)% (5), (6)			(160,000,000)
	Other Assets Less Liabilities – (0.3)%			(1,024,004)
	Net Assets – 100%			$386,512,753

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

  (2)  For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliates categorized as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.

  (3)  Distributions are paid in-kind.

  (4)  Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

  (5)  Borrowings Payable as a percentage of Total Investments is 29.2%.

  (6)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of May 31, 2012, investments with a value of $347,331,789 have been pledged as collateral for Borrowings.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

May 31, 2012 (Unaudited)

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Assets
Investments, at value (cost $213,172,029 and $545,957,937, respectively)	$281,657,533	$547,536,757
Other assets	8,083	15,473
Total assets	281,665,616	547,552,230
Liabilities
Borrowings	—	160,000,000
Payables:
Interest	—	181,388
Federal income tax	910,707	—
State income tax	713,462	—
Net deferred tax liability	23,722,919	—
Accrued expenses:
State franchise tax	33,821	31,815
Management fees	278,289	514,436
Other	202,710	311,838
Total liabilities	25,861,908	161,039,477
Net assets	$255,803,708	$386,512,753
Shares outstanding	14,810,750	23,800,246
Net asset value per share outstanding	$17.27	$16.24
Net assets consist of:
Shares, $.001 and $.01 par value per share, respectively	$14,811	$238,002
Paid-in surplus	222,761,903	415,494,807
Accumulated net investment income (loss), net of tax	9,870,053	47,890
Accumulated net realized gain (loss), net of tax	(45,587,970)	(30,846,766)
Net unrealized appreciation (depreciation), net of tax	68,744,911	1,578,820
Net assets	$255,803,708	$386,512,753
Authorized shares	100,000,000	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended May 31, 2012 (Unaudited)

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Investment Income
Distributions from MLPs	$8,393,174	$17,419,745
Less: Return of capital on distributions from MLPs	(8,393,174)	(17,419,745)
Interest	83	252
Total investment income	83	252
Expenses
Management fees	(1,485,494)	(3,102,409)
Shareholders' servicing agent fees and expenses	(102)	(76)
Interest expense on borrowings	—	(1,085,719)
Custodian's fees and expenses	(41,431)	(36,145)
Directors'/Trustees' fees and expenses	(6,030)	(12,846)
Professional fees	(26,029)	(56,240)
Shareholders' reports—printing and mailing expenses	(1,734)	(20,688)
Stock exchange listing fees	(3,529)	(5,900)
Investor relations expense	(24,638)	(31,727)
Franchise tax expense	(33,821)	(31,815)
Other expenses	(35,246)	(40,051)
Total expenses before custodian fee credit	(1,658,054)	(4,423,616)
Custodian fee credit	11	3
Net expenses	(1,658,043)	(4,423,613)
Net investment income (loss) before taxes	(1,657,960)	(4,423,361)
Deferred tax benefit	2,153,651	—
Current tax (expense)	(1,532,263)	—
Net investment income (loss)	(1,036,572)	(4,423,361)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	19,618,751	(1,183,928)
Deferred tax (expense)/benefit	(7,352,927)	—
Net realized gain (loss) from investments	12,265,824	(1,183,928)
Change in net unrealized appreciation (depreciation) of investments before taxes	(18,637,257)	(2,742,822)
Deferred tax (expense)/benefit	6,985,073	—
Change in net unrealized appreciation (depreciation) of investments	(11,652,184)	(2,742,822)
Net realized and unrealized gain (loss)	613,640	(3,926,750)
Net increase (decrease) in net assets from operations	$(422,932)	$(8,350,111)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	MLP & Strategic Equity (MTP)			Energy MLP Total Return (JMF)
	Six Months Ended 5/31/12	One Month Ended 11/30/11	Year Ended 10/31/11	Six Months Ended 5/31/12	For the Period 2/23/11 (commencement of operations) through 11/30/11
Operations
Net investment income (loss)	$(1,036,572)	$(141,443)	$(3,077,977)	$(4,423,361)	$(5,516,747)
Net realized gain (loss) from investments	12,265,824	21,231,000	10,063,568	(1,183,928)	(19,664,936)
Change in net unrealized appreciation (depreciation) of investments	(11,652,184)	(20,694,058)	11,292,508	(2,742,822)	4,321,642
Net increase (decrease) in net assets from operations	(422,932)	395,499	18,278,099	(8,350,111)	(20,860,041)
Distributions to Shareholders
From and in excess of net investment income	(7,020,296)	—	—	(15,041,755)	—
From net investment income	—	—	(8,719,354)	—	—
Return of capital	—	—	(5,053,525)	—	(22,473,984)
Decrease in net assets from distributions to shareholders	(7,020,296)	—	(13,772,879)	(15,041,755)	(22,473,984)
Fund Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	—	450,006,600
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	188,523	—	3,131,769
Net increase (decrease) in net assets from Fund share transactions	—	—	188,523	—	453,138,369
Net increase (decrease) in net assets	(7,443,228)	395,499	4,693,743	(23,391,866)	409,804,344
Net assets at the beginning of period	263,246,936	262,851,437	258,157,694	409,904,619	100,275
Net assets at the end of period	$255,803,708	$263,246,936	$262,851,437	$386,512,753	$409,904,619
Accumulated net investment income (loss), net of tax at the end of period	$9,870,053	$4,267,893	$(6,901,946)	$47,890	$(5,516,747)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows

Six Months Ended May 31, 2012 (Unaudited)

Energy MLP Total Return (JMF)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(8,350,111)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(77,967,405)
Proceeds from sales of investments	46,432,848
Payment-in-kind distributions from MLPs	(510,661)
Return of capital distributions from MLPs	17,419,745
Proceeds from (Purchase of) short-term investments, net	(1,206,140)
(Increase) Decrease in:
Receivable for distributions from MLPs	245,427
Other assets	(5,437)
Increase (Decrease) in:
Payable for interest	43,375
Accrued state franchise tax expense	(86,404)
Accrued management fees	45,937
Accrued other expenses	53,831
Net realized (gain) loss from investments	1,183,928
Change in net unrealized (appreciation) depreciation of investments	2,742,822
Net cash provided by (used in) operating activities	(19,958,245)
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	35,000,000
Cash distributions paid to shareholders	(15,041,755)
Net cash provided by (used in) financing activities	19,958,245
Net Increase (Decrease) in cash	—
Cash at the beginning of period	—
Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid by Energy MLP Total Return (JMF) for interest on borrowings during the period ended May 31, 2012 was $1,003,895.

Non-cash operating activities included herein consist of payment-in-kind distributions of $510,661 during the period ended May 31, 2012.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

			Investment Operations			Less Distributions
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income		Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
MLP & Strategic Equity (MTP)
Year Ended 11/30:
2012	(i)	$17.77	$(.07)	$.04	$(.03)	$(.47	)*	$—	$(.47)	$—	$17.27	$16.24
2011	(f)	17.75	(.01)	.03	.02	—		—	—	—	17.77	16.15
Year Ended 10/31:
2011		17.44	(.21)	1.45	1.24	(.59)		(.34)	(.93)	—	17.75	16.35
2010		13.47	(.14)	4.95	4.81	—		(.84)	(.84)	—	17.44	17.41
2009		11.70	(.15)	2.82	2.67	—		(.90)	(.90)	—	13.47	14.42
2008		18.06	(.09)	(5.07)	(5.16)	—		(1.20)	(1.20)	—	11.70	13.00
2007	(g)	19.10	.04	(.74)	(.70)	(.03)		(.27)	(.30)	(.04)	18.06	16.24
Energy MLP Total Return (JMF)
Year Ended 11/30:
2012	(i)	17.22	(.19)	(.16)	(.35)	(.63	)*	—	(.63)	—	16.24	16.88
2011	(h)	19.10	(.24)	(.65)	(.89)	—		(.95)	(.95)	(.04)	17.22	16.66
		Borrowings at the End of Period
		Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Energy MLP Total Return (JMF)
Year Ended 11/30:
2012	(i)	$160,000	$3,417
2011	(h)	125,000	4,280

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Before Reimbursement/Income Taxes/ Tax Benefit (Expense)				Ratios to Average Net Assets After Reimbursement(c)(d)(e)				Ratios to Average Net Assets
		Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)		Portfolio Turnover Rate
MLP & Strategic Equity (MTP)
Year Ended 11/30:
2012	(i)	3.31%	(.27)%	$255,804	(1.22	)%**	(1.22	)%**	1.03	%**	(.76	)%**	.19	%**	14%
2011	(f)	(1.22)	.11	263,247	(1.45	)**	(1.45	)**	(2.52	)**	(.66	)**	(1.13	)**	20
Year Ended 10/31:
2011		(.82)	7.25	262,851	(1.20)		(1.20)		(4.93)		(1.17)		(3.73)		37
2010		26.91	36.28	258,158	(1.31)		(1.31)		(8.36)		(.86)		(7.05)		16
2009		20.47	25.04	198,284	(1.35)		(1.32)		(1.35)		(1.32)		—		38
2008		(12.82)	(29.45)	170,399	(1.33)		(.62)		(1.33)		(.62)		—		5
2007	(g)	(17.37)	(3.77)	262,603	(1.35	)**	.62	**	(1.35	)**	.62	**	—		0
Energy MLP Total Return (JMF)
Year Ended 11/30:
2012	(i)	4.92	(2.25)	386,513	(2.07	)**	(2.07	)**	(2.07	)**	(2.07	)**	—		8
2011	(h)	(11.94)	(4.76)	409,905	(1.78	)**	(1.78	)**	(1.78	)**	(1.78	)**	—		46

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the fiscal years ended subsequent to October 31, 2009, where applicable, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended subsequent to October 31, 2009, where applicable, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  For the period June 29, 2007, (commencement of operations) through October 31, 2009, MLP & Strategic Equity's (MTP) Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Advisors. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(d)  Expenses ratios include current and deferred tax benefit (expense) allocated to net investment income (loss) and deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

(e)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Footnote 7– Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense, costs and fees paid on borrowings as follows:

		Ratios of Borrowings Expense to Average Net Assets
Energy MLP Total Return (JMF)
Year Ended 11/30:
2012	(i)	.51	%**
2011	(h)	.30	**

(f)  For the one month ended November 30, 2011.

(g)  For the period June 29, 2007 (commencement of operations) through October 31, 2007.

(h)  For the period February 23, 2011 (commencement of operations) through November 30, 2011.

(i)  For the six months ended May 31, 2012.

*  Represents distributions paid "From and in excess of net investment income."

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are MLP & Strategic Equity Fund Inc. (MTP) and Nuveen Energy MLP Total Return Fund (JMF) (each a "Fund" and collectively the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Prior to its commencement of operations on February 24, 2011, Energy MLP Total Return (JMF) had no operations other than those related to organizational matters, the initial capital contribution of $100,275, and the recording of the Fund's organizational expenses ($11,000) and its reimbursement by the Nuveen Fund Advisors, Inc. (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

MLP & Strategic Equity's (MTP) investment objective is to provide a high level of after-tax total return. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships ("MLPs") operating in the energy sector of the market. Energy MLP Total Return's (JMF) investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLPs in the energy sector. Under normal market circumstances, Energy MLP Total Return (JMF) will invest at least 80% of its managed assets (as defined in Footnote 6 — Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Funds consider investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Funds consider an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Fund Reorganization

During the current fiscal period, the Board of Directors/Trustees of the Nuveen closed-end funds approved the reorganization of MLP & Strategic Equity (MTP) into Energy MLP Total Return (JMF). At a special meeting of shareholders on July 12, 2012, (following the end of this reporting period) shareholders of Energy MLP Total Return (JMF) approved the reorganization. A special meeting of shareholders for MLP & Strategic Equity (MTP) for purpose of voting on the reorganization is scheduled for August 2, 2012. If the reorganization is approved by shareholders of MLP & Strategic Equity (MTP), it will occur on or around August 15, 2012.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a

Nuveen Investments

pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors/Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund's investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the "MLP Entities"). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as "Distributions from MLPs" on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as "Return of capital on distributions from MLPs" on the Statement of Operations. For the six months ended May 31, 2012, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital.

Income Taxes

Each Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for MLP & Strategic Equity (MTP) and Energy MLP Total Return (JMF) are (1.30)% and (2.40)%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

Each Fund's income tax provision consists of the following as of May 31, 2012:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Current tax expense (benefit):
Federal	$910,707	$—
State	621,556	—
Total current tax expense (benefit)	$1,532,263	$—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Deferred tax expense (benefit):
Federal	$(1,388,356)	$—
State	(397,441)	—
Total deferred tax expense (benefit)	$(1,785,797)	$—

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	MLP & Strategic Equity (MTP)		Energy MLP Total Return (JMF)
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$(236,764)	35.00%	$(2,922,539)	35.00%
State income taxes net of federal benefit	8,827	(1.30)	200,300	(2.40)
Effect of permanent differences	(14,990)	2.22	6,069	(.07)
Effect of valuation allowance	(2,256)	.33	2,725,706	(32.64)
Effect of other items	(8,351)	1.23	(9,536)	.11
Total income tax expense (benefit)	$(253,534)	37.48%	$—	—%

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs' taxable income in computing its own taxable income. Each Fund's tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes ("ASC 740") that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

Nuveen Investments

Components of the Funds' deferred tax assets and liabilities as of May 31, 2012, are as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Net operating loss carryforward (tax basis)	$1,187,749	$14,322,488
Capital loss carryforward (tax basis)	5,783,819	11,434,847
Tax credit carryforward—AMT	905,127	—
Other	7,594	3,849
	$7,884,289	$25,761,184
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(30,421,545)	$(15,318,824)
Net deferred taxes before valuation allowance	$(22,537,256)	$10,442,360
Less: valuation allowance	(1,185,663)	(10,442,360)
Net deferred tax assets (liabilities)	$(23,722,919)	$—
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,187,919	$7,716,655
Provision to return	(2,256)	2,725,705
Balance at the end of period	$1,185,663	$10,442,360

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At May 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Cost of investments	$200,446,038	$506,590,873
Gross unrealized:
Appreciation	$88,495,226	$85,788,894
Depreciation	(7,283,731)	(44,843,010)
Net unrealized appreciation (depreciation) of investments	$81,211,495	$40,945,884

At November 30, 2011, the Funds' last tax year end, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Expiration:
November 30, 2027	$7,691,365	$—
November 30, 2028	13,309,618	—
November 30, 2029	1,440,597	—
November 30, 2030	1,906,177	—
November 30, 2031	—	4,531,934
Total	$24,347,757	$4,531,934

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

At November 30, 2011, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Expiration:
November 30, 2013	$9,435,907	$—
November 30, 2014	36,376	—
November 30, 2016	—	20,390,126
Total	$9,472,283	$20,390,126

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds' quarterly distributions are set pursuant to a managed distribution program. Under that program, the Funds may source their distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from a Fund's investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since each Fund is taxed as an ordinary "C" corporation). Currently, the Funds intend to distribute substantially all of their net distributable cash flow received without sourcing incremental amounts from other components.

For purposes of determining the income tax characterization of each Fund's distributions, amounts in excess of each Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, a Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP which exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of a Fund's income tax basis in that MLP.

The character of each Fund's distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. The Fund's accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that 100% of each Fund's distributions during the six months ended May 31, 2012, will be characterized for U.S. GAAP purposes as a return of capital.

The distributions made by the Fund during the six months ended May 31, 2012, are provisionally classified as being "From and in excess of net investment income." Those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after November 30, 2012, the Funds' fiscal year ends.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended May 31, 2012.

Organizational and Offering Costs

The Adviser has agreed to reimburse all Energy MLP Total Return's (JMF) organizational expenses (approximately $11,000) and to pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs ($944,400) was recorded as

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a reduction of proceeds from the sale of shares during the period February 23, 2011 (commencement of operations) through November 30, 2011.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of May 31, 2012:

MLP & Strategic Equity (MTP)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Master Limited Partnerships & MLP Affiliates*	$272,034,944	$9,287,439	$—	$281,322,383
Short-Term Investments:
Repurchase Agreements	—	335,150	—	335,150
Total	$272,034,944	$9,622,589	$—	$281,657,533
Energy MLP Total Return (JMF)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Master Limited Partnerships & MLP Affiliates*	$534,446,821	$11,256,746	$—	$545,703,567
Short-Term Investments:
Repurchase Agreements	—	1,833,190	—	1,833,190
Total	$534,446,821	$13,089,936	$—	$547,536,757

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Master Limited Partnerships & MLP Affiliates classified as Level 2.

During the six months ended May 31, 2012, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

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Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended May 31, 2012.

4. Fund Shares

Since the inception of the Funds' repurchase programs, the Funds have not yet repurchased any of their outstanding shares.

Transactions in shares were as follows:

	MLP & Strategic Equity (MTP)			Energy MLP Total Return (JMF)
	Six Months Ended 5/31/12	One Month Ended 11/30/11	Year Ended 10/31/11	Six Months Ended 5/31/12	For the Period 2/23/11 (commencement of operations) through 11/30/11
Shares:
Sold	—	—	—	—	23,610,000
Issued to shareholders due to reinvestment of distributions	—	—	10,620	—	184,996
	—	—	10,620	—	23,794,996

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended May 31, 2012, were as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Purchases	$46,938,684	$77,967,405
Sales	43,378,708	46,432,848

6. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	MLP & Strategic Equity (MTP) Fund-Level Fee Rate	Energy MLP Total Return (JMF) Fund-Level Fee Rate
For the first $500 million	.9200%	.9000%
For the next $500 million	.8950	.8750
For the next $500 million	.8700	.8500
For the next $500 million	.8450	.8250
For managed assets over $2 billion	.8200	.8000

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The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2012, the complex-level fee rate for these Funds was .1735%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Fiduciary Asset Management, LLC ("FAMCO"), under which FAMCO manages the investment portfolios for the Funds. FAMCO is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to reimburse expenses so that MLP & Strategic Equity's (MTP) total operating expenses do not exceed 1.35% through August 1, 2012, of the Fund's average daily managed assets.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

7. Borrowing Arrangements

Energy MLP Total Return (JMF) has entered into a $160 million (maximum commitment amount) prime brokerage facility (the "Facility") with Deutsche Bank as a means of financial leverage. During December 2011, the Fund amended the Facility with Deutsche Bank and increased its maximum commitment amount from $130 million to $142 million and during January 2012, increased its maximum commitment amount from $142 million to $160 million. As of May 31, 2012, the Fund's outstanding balance on the Facility was $160 million. During the six months ended May 31, 2012, the average daily loan balance outstanding on the Facility and corresponding weighted average annualized interest rate were $152,349,727 and 1.37%, respectively.

In order to maintain this Facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest charged on the used portion of these borrowings is calculated at a rate per annum equal to 3-Month LIBOR (London Inter-bank Offered Rate) plus .85%. In addition, the Fund accrues a commitment fee of .50% per annum on the unused portion of the maximum commitment amount. The Fund also paid a .05% one-time closing fee on the increases to the maximum commitment amounts, which were fully expensed during the current reporting period.

Borrowings outstanding on the Facility are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense, commitment and closing fees incurred on the Facility are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

(secured borrowings/ lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each a "Sub-Advisory Agreement") between the Advisor and FAMCO MLP (the "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor's integrity and the Advisor's

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responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three- year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Nuveen Energy MLP Total Return Fund (the "Energy MLP Total Return Fund"), which did not exist for part of the foregoing time frame).

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes

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are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results.

As noted above, each of the Funds had significant differences with its Performance Peer Group. Therefore, the Independent Board Members considered the Funds' performance compared to their benchmarks. In this regard, the Independent Board Members noted that MLP & Strategic Equity Fund Inc. (the "MLP & Strategic Equity Fund") underperformed its benchmark for the one- and three-year periods. The Independent Board Members observed that the Energy MLP Total Return Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. With respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

(applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the MLP & Strategic Equity Fund had net management fees higher than the peer average, but a net expense ratio in line with the peer average, while the Energy MLP Total Return Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members noted that such fees were the result of arm's-length negotiations.

3.  Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition.

Nuveen Investments

The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

The Independent Board Members also considered the Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities with each Fund. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion

Nuveen Investments

of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. The Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds' portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the profitability of each Fund Adviser may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund's portfolio.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Funds's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Directors/Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares Repurchased
MTP	—
JMF	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/performance

ESA-A-0512D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MLP & Strategic Equity Fund Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: August 8, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: August 8, 2012